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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 10, 2001 (August 8, 2001)



                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
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             (Exact name of registrant as specified in its charter)



            Tennessee                       0-16162              62-1240866
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 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
          incorporation)                                     Identification No.)


3401 West End Avenue, Suite 400
     Nashville, Tennessee                                           37203
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    (Address of principal                                          (Zip Code)
      executive offices)




       Registrant's telephone number, including area code: (615) 250-0000



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          (Former name or former address, if changed since last report)

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Item 5. Other Events

         On August 9, 2001, Children's Comprehensive Services, Inc. (the "Company") announced that it has entered into an Agreement For Statutory Merger, dated as of August 8, 2001 (the "Merger Agreement"), among the Company, KIDS Holdings, Inc., a Tennessee corporation ("Holdings"), and Ameris Acquisition, Inc., a Tennessee corporation and wholly-owned subsidiary of Holdings ("Ameris"). Pursuant to and subject to the terms and conditions of the Merger Agreement, Ameris will be merged with and into the Company (the "Merger") and the Company will become a wholly-owned subsidiary of Holdings. On the Effective Date (as defined in the Merger Agreement), each issued and outstanding share of the common stock of the Company will be converted into the right to receive $6.00 per share in cash.

         The Merger is conditioned on Ameris obtaining required financing, approval by the Company's shareholders, a lack of a material adverse change in the Company's business and other usual and customary closing conditions.

         On August 9, 2001, the Company issued a press release concerning the execution of the Merger Agreement.

         The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         In connection with the execution of the Merger Agreement, the Board of Directors of the Company amended the Rights Agreement, dated November 28, 1998, between the Company and SunTrust Bank, Atlanta.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         2.1 Agreement For Statutory Merger, dated August 8, 2001, between KIDS Holdings, Inc., Ameris Acquisition, Inc., and Children's Comprehensive Services, Inc.

         99.1     Press Release dated August 9, 2001.

         99.2 Amendment No. 1 to Rights Agreement, dated August 8, 2001, between Children's Comprehensive Services, Inc. and SunTrust Bank, Atlanta.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHILDREN'S COMPREHENSIVE SERVICES, INC.




Date:  August 10, 2001              By: /s/ Donald B. Whitfield
                                        ----------------------------------------
                                        Donald B. Whitfield
                                        Vice President Finance and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX


         2.1 Agreement For Statutory Merger, dated August 8, 2001, between KIDS Holdings, Inc., Ameris Acquisition, Inc., and Children's Comprehensive Services, Inc.

         99.1     Press Release dated August 9, 2001.

         99.2 Amendment No. 1 to Rights Agreement, dated August 8, 2001, between Children's Comprehensive Services, Inc. and SunTrust Bank, Atlanta.